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                                                              EXHIBIT (23)(e)


                       CONSENT OF INDEPENDENT ACCOUNTANTS



The Board of Trustees
Physicians Protective Trust Fund


We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Joint Proxy Statement/Prospectus.


/s/ KPMG Peat Marwick LLP


Miami, Florida
April 22, 1998